UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2014

(Date of Report: Date of earliest event reported)

Merilus, Inc.

(Exact name of registrant as specified in its charter)

Nevada

0-28475

87-0635270

(State or other jurisdiction  (Commission File Number)  (IRS Employer ID No.)

     of incorporation)

P.O. Box 58052, Salt Lake City, UT 84158

 (Address of principal executive office)

Registrant's telephone number, including area code: 801-904-3855

__________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 13, 2014, Merilus, Inc. (the “Company”) was informed by its independent registered public accounting firm, Morrill & Associates, LLC, ("M&A"), that M&A has combined its public audit practice with Pritchett Siler & Hardy, P.C., (“PSH”) effective March 10, 2014. As a result, M&A effectively resigned as the Company's independent registered public accounting firm and PSH became the Company's independent registered public accounting firm. The engagement of PSH as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on March 13, 2014.

The principal accountant's reports of M&A on the financial statements of the Company as of and for the two years ended December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant’s reports of M&A on the financial statements of the Company for the years ended December 31, 2012 and 2011 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2012 and December 31, 2011, and through the date of this 8-K including the first, second and third quarter 2013 interim periods, there were no disagreements with M&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to M&A satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2012 and December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2012 and December 31, 2011 and through the date of this 8-K including the first, second and third quarter 2013 interim periods, the Company did not consult with PSH with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&A with a copy of the foregoing disclosure and requested M&A to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated March 14, 2014 furnished by M&A, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 Exhibits

(d) Exhibits.

   16.1          Letter from Morrill & Associates, LLC regarding change in certifying accountant, dated March 14,

                    2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Merilus, Inc.

By: /s/ Josh Turner

Date: March 17, 2014

      Josh Turner, CEO